EXHIBIT 99.1

NDIVISION INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS October 15, 2019

I. PURPOSE

The Audit Committee (the “Committee”) will consist of a majority of independent directors and is appointed by the Board of Directors (the “Board”) of nDivision, Inc. (the “Corporation”) to assist the Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Corporation. The Committee’s primary duties and responsibilities are to:

•	conduct such reviews and discussions with management and the independent auditors relating to the audit and financial reporting as are deemed appropriate by the Committee;

•	assess the integrity of internal controls and financial reporting procedures of the Corporation and ensure implementation of such controls and procedures;

•	ensure that there is an appropriate standard of corporate conduct including, if necessary, adopting a corporate code of ethics for senior financial personnel;

•	review the quarterly and annual financial statements and management’s discussion and analysis of the Corporation’s financial position and operating results and report thereon to the Board for approval of same;

•	select and monitor the independence and performance of the Corporation’s outside auditors (the “Independent Auditors”), including attending at private meetings with the Independent Auditors and reviewing and approving all renewals or dismissals of the Independent Auditors and their remuneration; and;

•	provide oversight to related party transactions entered into by the Corporation.

The Committee has the authority to conduct any investigation appropriate to its responsibilities, and it may request the Independent Auditors as well as any officer of the Corporation, or outside counsel for the Corporation, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee. The Committee shall have unrestricted access to the books and records of the Corporation and has the authority to retain, at the expense of the Corporation, special legal, accounting, or other consultants or experts to assist in the performance of the Committee’s duties.

The Committee shall review and assess the adequacy of this Charter annually and submit any proposed revisions to the Board for approval.

In fulfilling its responsibilities, the Committee will carry out the specific duties set out in Part III of this Charter.

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II.	AUTHORITY OF THE AUDIT COMMITTEE

The Committee shall have the authority to:

(a)	engage independent counsel and other advisors as it determines necessary to carry out its duties;

(b)	set and pay the compensation for advisors employed by the Committee; and

(c)	communicate directly with the internal and external auditors.

III.	COMPOSITION AND MEETINGS

1.	The Committee and its membership shall meet all applicable legal and listing requirements, including, without limitation, those of any applicable Exchange, and all applicable securities regulatory authorities.

2.	The Committee shall be composed of three or more directors as shall be designated by the Board from time to time. The members of the Committee shall appoint from among themselves a member who shall serve as Chair.

3.	At least one member of the Committee shall be a “financial expert” (as defined by applicable securities laws and regulations).

4.	The Committee shall meet at least quarterly, at the discretion of the Chair or a majority of its members, as circumstances dictate or as may be required by applicable legal or listing requirements. A minimum of two of the members of the Committee present either in person or by telephone shall constitute a quorum.

5.	If within one hour of the time appointed for a meeting of the Committee, a quorum is not present, the meeting shall stand adjourned to the same hour on the second business day following the date of such meeting at the same place. If at the adjourned meeting a quorum as hereinbefore specified is not present within one hour of the time appointed for such adjourned meeting, such meeting shall stand adjourned to the same hour on the second business day following the date of such meeting at the same place. If at the second adjourned meeting a quorum as hereinbefore specified is not present, the quorum for the adjourned meeting shall consist of the members then present.

6.	If and whenever a vacancy shall exist, the remaining members of the Committee may exercise all of its powers and responsibilities so long as a quorum remains in office.

7.	The time and place at which meetings of the Committee shall be held, and procedures at such meetings, shall be determined from time to time by, the Committee. A meeting of the Committee may be called by letter, telephone, facsimile, email or other communication equipment, by giving at least 48 hours notice, provided that no notice of a meeting shall be necessary if all of the members are present either in person or by means of conference telephone or if those absent have waived notice or otherwise signified their consent to the holding of such meeting.

8.	Any member of the Committee may participate in the meeting of the Committee by means of conference telephone or other communication equipment, and the member participating in a meeting pursuant to this paragraph shall be deemed, for purposes hereof, to be present in person at the meeting.

9.	The Committee shall keep minutes of its meetings which shall be submitted to the Board. The Committee may, from time to time, appoint any person who need not be a member, to act as a secretary at any meeting.

10.	The Committee may invite such officers, directors and employees of the Corporation and its subsidiaries as it may see fit, from time to time, to attend at meetings of the Committee.

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11.	The Board may at any time amend or rescind any of the provisions hereof, or cancel them entirely, with or without substitution.

12.	Any matters to be determined by the Committee shall be decided by a majority of votes cast at a meeting of the Committee called for such purpose. Actions of the Committee may be taken by an instrument or instruments in writing signed by all of the members of the Committee, and such actions shall be effective as though they had been decided by a majority of votes cast at a meeting of the Committee called for such purpose. All decisions or recommendations of the Audit Committee shall require the approval of the Board prior to implementation.

IV.	RESPONSIBILITIES

A. Financial Accounting and Reporting Process and Internal Controls

1.	The Committee shall review the annual audited financial statements to satisfy itself that they are presented in accordance with applicable accounting standards and report thereon to the Board and recommend to the Board whether or not same should be approved prior to their being filed with the appropriate regulatory authorities. The Committee shall also review and approve the interim financial statements. With respect to the annual and interim financial statements, the Committee shall discuss significant issues regarding accounting principles, practices, and judgments of management with management and the Independent Auditors as and when the Committee deems it appropriate to do so. The Committee shall satisfy itself that the information contained in the annual audited financial statements is not significantly erroneous, misleading or incomplete and that the audit function has been effectively carried out.

2.	The Committee shall review management’s internal control report and the evaluation of such report by the Independent Auditors, together with management’s response.

3.	The Committee shall review the financial statements, management’s discussion and analysis relating to annual and interim financial statements, annual and interim earnings press releases and any other public disclosure documents that are required to be reviewed by the Committee under any applicable laws before the Corporation publicly discloses this information.

4.	The Committee shall be satisfied that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information extracted or derived from the Corporation’s financial statements, other than the public disclosure referred to in subsection (3), and periodically assess the adequacy of these procedures.

5.	The Committee shall meet no less frequently than annually with the Independent Auditors and the Chief Financial Officer or, in the absence of a Chief Financial Officer, with the officer of the Corporation in charge of financial matters, to review accounting practices, internal controls and such other matters as the Committee, Chief Financial Officer or, in the absence of a Chief Financial Officer, with the officer of the Corporation in charge of financial matters, deems appropriate.

6.	The Committee shall inquire of management and the Independent Auditors about significant risks or exposures, both internal and external, to which the Corporation may be subject, and assess the steps management has taken to minimize such risks.

7.	The Committee shall review the post-audit or management letter containing the recommendations of the Independent Auditors and management’s response and subsequent follow-up to any identified weaknesses.

8.	The Committee shall ensure that there is an appropriate standard of corporate conduct including, if necessary, adopting a corporate code of ethics for senior financial personnel.

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9.	The Committee shall establish procedures for:

(a)	the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

(b)	the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

10.	The Committee shall provide oversight to related party transactions entered into by the Corporation.

B. Independent Auditors

1.	The Committee shall be directly responsible for the selection, appointment, compensation and oversight of the Independent Auditors and the Independent Auditors shall report directly to the Committee.

2.	The Committee shall be directly responsible for overseeing the work of the external auditors, including the resolution of disagreements between management and the external auditors regarding financial reporting.

3.	The Committee shall pre-approve all audit and non-audit services not prohibited by law to be provided by the Independent Auditors.

4.	The Committee shall monitor and assess the relationship between management and the Independent Auditors and monitor, confirm, support and assure the independence and objectivity of the Independent Auditors. The Committee shall establish procedures to receive and respond to complaints with respect to accounting, internal accounting controls and auditing matters.

5.	The Committee shall review the Independent Auditor’s audit plan, including scope, procedures and timing of the audit.

6.	The Committee shall review the results of the annual audit with the Independent Auditors, including matters related to the conduct of the audit, and receive and review the auditor’s interim review reports.

7.	The Committee shall obtain timely reports from the Independent Auditors describing critical accounting policies and practices, alternative treatments of information within applicable accounting principles that were discussed with management, their ramifications, and the Independent Auditors’ preferred treatment and material written communications between the Corporation and the Independent Auditors.

8.	The Committee shall review fees paid by the Corporation to the Independent Auditors and other professionals in respect of audit and non-audit services on an annual basis.

9.	The Committee shall review and approve the Corporation’s hiring policies regarding partners, employees and former partners and employees of the present and former auditors of the Corporation.

10.	The Committee shall monitor and assess the relationship between management and the external auditors, and monitor and support the independence and objectivity of the external auditors.

C. Other Responsibilities

The Committee has primary responsibilities and authority to oversee all existing and potential risks to the Company. These include financial, cybersecurity, technological, and other business-related risks. The Committee shall be briefed by Management of potential risk(s), shall evaluate all relevant circumstances, and provide recommendations to the Board regarding appropriate actions for remediating such risks.

The Committee shall perform any other activities consistent with this Charter and governing law, as the Committee or the Board deems necessary or appropriate.

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